OHIO NATIONAL FUND, INC.
Supplement dated December 18, 2009 to the
Prospectus dated May 1, 2009
The following supplements and changes the Ohio National Fund, Inc. Prospectus dated May 1, 2009:
On November 19, 2009, the Board of Directors of Ohio National Fund, Inc. voted to replace RS Investment Management Co. LLC as the subadviser for the Mid Cap Opportunity Portfolio. Effective December 18, 2009, Goldman Sachs Asset Management, L.P. has been retained as the subadviser for the Mid Cap Opportunity Portfolio.
Mid Cap Opportunity Portfolio
The first three paragraphs of the section “Mid Cap Opportunity Portfolio” on pages 18-19 are deleted and replaced with the following:
The objective of the Mid Cap Opportunity Portfolio is to seek long-term total return. The portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of mid-cap companies. Mid Cap companies are typically defined as having a market capitalization range between $2 billion and $10 billion. The portfolio is managed by Goldman Sachs Asset Management, L.P. (“GSAM”) under a subadvisory agreement with the Adviser. The portfolio seeks to achieve its investment objective by investing in a diversified portfolio of equity investments that are considered by GSAM to be strategically positioned for long-term growth. Although the portfolio invests primarily in publicly-traded U.S. securities, it may invest foreign securities.
Management of Portfolios
The first five paragraphs on page 65 are deleted and replaced with the following:
Goldman Sachs Asset Management, L.P. (“GSAM”) has managed the Mid Cap Opportunity Portfolio since December 2009. GSAM has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”). As of September 30, 2009, GSAM, including its investment advisory affiliates, had assets under management of over $734 billion. Founded in 1869, Goldman Sachs is a leading global investment banking, securities and investment management firm.
Steven M. Barry has been a Senior Portfolio Manager of the Mid Cap Opportunity Portfolio since December 2009. Mr. Barry is a Managing Director; Chief Investment Officer, Fundamental Equity; and Co-Chief Investment Officer, Growth Equity, of GSAM. Mr. Barry joined GSAM as a portfolio manager in 1999. Mr. Barry became Chief Investment Officer of Fundamental Equity in 2009. From 1988 to 1999, he was a portfolio manager at Alliance Capital Management.
David G. Shell, CFA, has been a Senior Portfolio Manager of the Mid Cap Opportunity Portfolio since December 2009. Mr. Shell is a Managing Director and Co-Chief Investment Officer, Growth Equity, of GSAM. Mr. Shell joined GSAM as a portfolio manager in January 1997 when GSAM acquired Liberty Investment Management. He was a senior portfolio manager at Liberty prior to the acquisition. He joined Liberty’s predecessor firm, Eagle Asset Management, in 1987.
Warren E. Fisher, CFA, has been a Portfolio Manager of the Mid Cap Opportunity Portfolio since December 2009. Mr. Fisher is a Vice President of GSAM and a portfolio manager for its Growth Team. Mr. Fisher joined GSAM in June of 1994. Prior to joining the Growth Team in January 1999, he was an analyst in GSAM’s Finance Group.

OHIO NATIONAL FUND, INC.
Supplement dated December 18, 2009 to the
Statement of Additional Information dated May 1, 2009
The following supplements and changes the Ohio National Fund, Inc. Statement of Additional Information dated May 1, 2009.
On November 19, 2009, the Board of Directors of Ohio National Fund, Inc. voted to replace RS Investment Management Co. LLC (“RS Investments”) as the subadviser for the Mid Cap Opportunity Portfolio. Effective December 18, 2009, Goldman Sachs Asset Management, L.P. has been retained as the subadviser for the Mid Cap Opportunity Portfolio.
All references to RS Investments are deleted and replaced with Goldman Sachs Asset Management, L.P. (“GSAM”).
Fund History
The first paragraph on page three is deleted and replaced with the following:
The investment and reinvestment of Mid Cap Opportunity Portfolio assets is managed by Goldman Sachs Asset Management, L.P. (“GSAM”) as sub-adviser. The principal business address of GSAM is 200 West Street, New York, New York 10282-2198.
Portfolio Turnover
The ninth paragraph on page 6 is deleted and replaced with the following:
Mid Cap Opportunity Portfolio —Throughout the GSAM Growth team’s history, GSAM has consistently applied the same sell discipline: GSAM will generally sell or trim a position for any of the following reasons: 1) If a company’s long-term fundamentals deteriorate or if GSAM had initially assessed those fundamentals incorrectly. 2) When the price of a stock substantially exceeds what GSAM deems to be the worth of the business. 3) If a holding grows beyond a weight with which GSAM is comfortable from a risk management standpoint. 4) If a company pursues a strategy that in GSAM’s view does not maximize shareholder value, such as a questionable acquisition or a lack of discipline with regard to capital allocation. 5) In GSAM’s desire to maintain purity, if a company’s market cap and character no longer fit GSAM’s definition of a mid cap company.
The Growth strategy has a long-term investment horizon. Thus, GSAM expects the Portfolio’s turnover to be relatively low and will usually range between 60%-70%. GSAM estimates that half of the Portfolio’s turnover will be a result of trimming back existing positions that have grown beyond GSAM’s desired weight or adding to existing positions in which a change in fundamentals or valuation give GSAM higher conviction. The portfolio changed its sub-adviser to GSAM in December 2009. The turnover rate for this portfolio was 297% in 2008.

Portfolio Managers
The information on pages 46-47 related to the Mid Cap Opportunity Portfolio is deleted and replaced with the following:
     Mid Cap Opportunity Portfolio
     Senior Portfolio Managers: Steven M. Barry and David G. Shell
     Portfolio Manager: Warren E. Fisher
     Other Accounts Managed by the Portfolio Managers
The following tables disclose other accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management, as of August 31, 2009, which is prior to the date the individuals became portfolio managers for the Portfolio.

	Number of Other Accounts Managed and Total Assets by Account Type
	Registered
	Investment		Other Pooled		Other
	Companies		Investment Vehicles		Accounts
	Number	Assets	Number	Assets	Number	Assets
Name of Portfolio	of	Managed	of	Managed	of	Managed
Manager	Accounts	($MM)	Accounts	($MM)	Accounts	($MM)
Steven M. Barry	12	$5,156.7	4	$31.9	309	$13,756.6
David G. Shell	12	$5,156.7	4	$31.9	309	$13,756.6
Warren E. Fisher	2	$2,161.8	0	$0.0	19	$835.5

	Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered
	Investment		Other Pooled		Other
	Companies		Investment Vehicles		Accounts
	Number	Assets	Number	Assets	Number	Assets
Name of Portfolio	of	Managed	of	Managed	of	Managed
Manager	Accounts	($MM)	Accounts	($MM)	Accounts	($MM)
Steven M. Barry	0	$0	0	$0	11	$2,253.8
David G. Shell	0	$0	0	$0	11	$2,253.8
Warren E. Fisher	0	$0	0	$0	1	$80.9
Conflicts of Interest: GSAM’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered hedge funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Mid Cap Opportunity Portfolio and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
GSAM has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, GSAM has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, GSAM has adopted policies limiting the circumstances under which cross-trades may be effected between the Mid Cap Opportunity Portfolio and another client account. GSAM conducts periodic reviews of trades for consistency with these policies.
Compensation: GSAM’s Growth Team’s (the “Growth Team”) compensation packages for its portfolio managers are comprised of a base salary and performance bonus. The performance bonus is first and foremost tied to the Growth Team’s pre-tax performance for its clients and the Growth Team’s total revenues for the past year which in part is derived from advisory fees and for certain accounts, performance based fees. The Growth Team measures its performance on a market cycle basis which is typically measured over a three to seven year period, rather than being focused on short term gains in its strategies or short term contributions from a portfolio manager in any given year.
The performance bonus for portfolio managers is significantly influenced by the following criteria: (1) whether the team performed consistently with objectives and client commitments; (2) whether the team’s performance exceeded performance benchmarks over a market cycle; (3) consistency of performance across accounts with similar profiles; and (4) communication with other portfolio managers within the research process.
The Growth Team also considers each portfolio manager’s individual performance, his or her contribution to the overall performance of the strategy long-term and his/her ability to work as a member of the team. The Growth Team’s decision may also be influenced by the following: the performance of GSAM, the profitability of Goldman, Sachs & Co. and anticipated compensation levels among competitor firms.
In addition to base salary and performance bonus, GSAM has a number of additional benefits/deferred compensation programs for all portfolio managers in place including (i) a 401(k) program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; (ii) a profit sharing program to which Goldman, Sachs & Co. makes a pretax contribution; and (iii) investment opportunity programs in which certain professionals are eligible to participate subject to certain net worth requirements. Portfolio managers may also receive grants of restricted stock units and/or stock options as part of their compensation.
Certain GSAM portfolio managers may also participate in the firm’s Partner Compensation Plan, which covers many of the firm’s senior executives. In general, under the Partner Compensation Plan, participants receive a base salary and a bonus (which may be paid in cash or in the form of an equity-based award) that is linked to Goldman Sachs’ overall financial performance.